SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/ A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 1999

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238
(State or other jurisdiction)	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)

322 Lake Hazeltine Drive Chaska, Minnesota	55318
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 448-5440

Item 2.  Acquisition or Disposition of Assets

      On October 20, 1999, the Registrant acquired YieldUP International Corporation, a Delaware corporation (“YieldUP”), through a merger of YieldUP with and into a wholly owned subsidiary of the Registrant (the “Merger”). Pursuant to the Merger, YieldUP became a wholly owned subsidiary of the Registrant. Following the Merger, the Registrant intends to continue YieldUP’s business of developing, manufacturing, and marketing immersion cleaning, rinsing, and drying equipment used during several steps in the manufacturing process for semiconductors.

      In connection with the Merger, which will be accounted for as a purchase, the Registrant issued 1,303,386 shares of its common stock and paid cash of $6,082,745 in exchange for all outstanding shares of YieldUP common stock and Class A common stock, based on an exchange ratio of 0.1567 shares of Registrant common stock and $0.7313 for each share of YieldUP. The Registrant also assumed options covering 209,278 shares of the Registrant’s common stock in substitution for previously outstanding options to acquire shares of YieldUP’s common stock.

      As of August 30, 1999, there were outstanding Series B warrants to purchase 4,155,421 shares of YieldUP common stock at an exercise price of $11.00 per share and additional warrants to purchase 2,439 shares at an exercise price of $10.25 per share. Following the Merger, each outstanding warrant to purchase YieldUP common stock became a warrant to acquire, on substantially the same terms, the amount of whole shares of FSI common stock and cash that the warrant holder would have received if the holder had exercised the warrant immediately before the Merger. For the $11.00 Series B warrants, the market price of the Registrant’s common stock would have to exceed $65.50 per share before the value of the cash and shares of common stock received upon exercise would exceed the warrant exercise price. The warrants expire November 2000 and will not be exercisable after that time.

      Additional information regarding the terms of the Merger are included in the Agreement and Plan of Reorganization and the Press Release of the Registrant, which are incorporated herein by reference and previously filed.*

Item 7.  Financial Statements and Exhibits

      (a)  Financial Statements of YieldUP

      The following financial statements of YieldUP (Commission file no. 0-27104) for the fiscal year ended December 31, 1998, as previously filed.*

Independent Auditors’ Report
Balance Sheet
Statements of Operations
Statements of Redeemable Series A Preferred Stock and Stockholders’ Equity
Statements of Cash Flows
Notes to Financial Statements

_______________

*	Previously filed as exhibits to the Company’s 8-K filed November 3, 1999.

      The following financial statements of YieldUP for the period ended June 30, 1999 as previously filed.*

Condensed Balance Sheet (unaudited)

Condensed Statements of Operations (unaudited)

Condensed Statements of Cash Flows (unaudited)

Notes to Financial Statements (unaudited)

      (b)  Pro Forma Financial Information of the Registrant and YieldUP

      The following unaudited Pro Forma Financial Information of the Registrant and YieldUP as of and for the fiscal year ended August 28, 1999 is attached as Exhibit 99.1

      Unaudited Pro Forma Combined Balance Sheet

      Unaudited Pro Forma Combined Statement of Operations

      Notes to Unaudited Pro Forma Combined Financial Statements

      (c)  Exhibits

2	Agreement and Plan of Reorganization dated January 21, 1999 by and among YieldUP, the Registrant and BMI International, Inc., incorporated by reference to Exhibit 2 to the Registrant’s Registration Statement on Form S-4, reg. no. 333-87003.

The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

99.1	Unaudited Pro Forma Combined Financial Information as of and for the fiscal year ended August 28, 1999.
_______________

*	Previously filed as exhibits to the Company’s 8-K filed November 3, 1999.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.

By	/s/ PATRICIA M. HOLLISTER

Patricia M. Hollister
Chief Financial Officer and Corporate Controller

Date: December 15, 1999

Exhibit Index

Exhibit

2	Agreement and Plan of Reorganization dated January 21, 1999 by and among YieldUP, the Registrant and BMI International, Inc., incorporated by reference to Exhibit 2 to the Registrant’s Registration Statement on Form S-4, reg. no. 333-87003.

The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

99.1	Unaudited Pro Forma Combined Financial Information as of and for the fiscal year ended August 28, 1999.

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